UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

First Keystone Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

(570) 752-3671

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2012, the Board of Directors of the Corporation appointed Matthew P. Prosseda, Chief Executive Officer of the Corporation and First Keystone Community Bank (the “Bank”) as President and director of the Corporation and Bank. Mr. Prosseda will serve as a Class C Director of the Corporation to serve until the 2014 Annual Meeting of Shareholders or until his successor is elected and qualified.

On that same date, J. Gerald Bazewicz, retired as President of the Corporation and Bank. Mr. Bazewicz will continue to serve as a director of the Corporation and Bank.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2012, the Corporation held its Annual Meeting. A total of 5,445,863 shares of the Corporation's common stock were entitled to vote as of March 6, 2012, the record date for the Annual Meeting. There were 4,358,023 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on five (5) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class A Directors

The shareholders voted to elect three (3) Class A Directors to serve for a term of three (3) years and until their successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Jerome F. Fabian	3,212,064	182,149	963,810
John G. Gerlach	3,270,530	123,683	963,810
David R. Saracino	3,250,687	143,526	963,810

Proposal No. 2 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2012

The shareholders voted to ratify the selection of J.H. Williams & Co., LLP as the Corporation's independent registered public accounting firm for the fiscal year 2012. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

4,215,142	81,729	61,152	0

Proposal No. 3 – Approval and Adoption of an amendment to Article 5 of the Corporation’s Articles of Incorporation

The shareholders voted to approve and adopt an amendment to Article 5 of the Corporation’s Articles of Incorporation to increase the amount of authorized shares of the Corporation’s common stock, par value $2.00 per share, from 10,000,000 to 20,000,000. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

3,188,604	138,518	67,091	963,810

Proposal No. 4 – The Approval and Adoption of an amendment to Article 5 of the Corporation’s Articles of Incorporation

The shareholders voted to approve and adopt an amendment to Article 5 of the Corporation’s Articles of Incorporation to authorize 1,000,000 shares of preferred stock. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

2,620,873	745,608	27,732	963,810

Proposal No. 5 – The Approval and Adoption of an amendment to Article 7 of the Corporation’s Articles of Incorporation

The shareholders did not approve and adopt an amendment to Article 7 of the Corporation’s Articles of Incorporation to provide for a two-tiered supermajority clause regarding fundamental transactions approval and adoption of which required the affirmative vote of at least 66 2/3rds of the outstanding shares of common stock. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

3,041,337	282,993	69,883	963,810

Item 7.01	Regulation FD Disclosure

On May 10, 2012, members of management gave presentations at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: May 14, 2012	/s/ Matthew P. Prosseda
Matthew P. Prosseda
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.